UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

Federal National Mortgage Association

(Exact name of registrant as specified in its charter)

Fannie Mae

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3900 Wisconsin Avenue, NW	20016
Washington, DC	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 202-752-7000

(Former Name or Former Address, if Changed Since Last Report): ________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On April 29, 2005, Fannie Mae (formally, the Federal National Mortgage Association) published summary information regarding its outstanding debt for certain prior quarterly and annual periods on its website, www.fanniemae.com. The summary, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.

     The information in this item, including the exhibit submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Fannie Mae, except as shall be expressly set forth by specific reference in such document.

Item 7.01. Regulation FD Disclosure.

     On April 28, 2005, Fannie Mae issued its monthly financial summary release for the month of March 2005. The summary, a copy of which is furnished as Exhibit 99.2 to this report, is incorporated herein by reference.

     The information in this item, including the exhibit submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Fannie Mae, except as shall be expressly set forth by specific reference in such document.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
By:	/s/ David C. Hisey
David C. Hisey
Senior Vice President and Controller

Date: April 29, 2005

EXHIBIT INDEX

The following exhibits are submitted herewith:

Exhibit Number	Description of Exhibit

99.1	Summary information on outstanding debt published by Fannie Mae on April 29, 2005.

99.2	Monthly summary release for March 2005 issued by Fannie Mae on April 28, 2005.